SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 22, 2021

Notice is hereby given to the shareholders of Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco V.I. American Franchise Fund and Invesco V.I. Technology Fund (each, a “Fund,” and together, the “Funds”), each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), that a Special Meeting of Shareholders of the Funds (the “Meeting”) will be held over the internet in a virtual meeting format, on January 22, 2021, at 2:00 p.m. Central Time.
The Board of Trustees (the “Board”) of the Funds have each carefully considered the proposal below and each unanimously recommend that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal including how it will benefit shareholders.
The Meeting is to be held for the following purpose:

1.  To approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.
Shareholders of record of each Fund on October 26, 2020 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Shareholders may only vote at the Meeting for the Fund to which their shares relate.
Shares of each Fund are generally sold only to separate accounts (the “Accounts”) of various insurance companies (the “Participating Insurance Companies”) to fund the benefits of variable annuity and/or variable life insurance policies (“Variable Contracts”). Individual owners of Variable Contracts whose Account shares are attributable to a Fund (“Contract Owners”) are not the shareholders of record of the Fund. Rather, the Accounts are the shareholders of record of a Fund. Except as otherwise may be provided by applicable law, the Contract Owners have the right, and are being asked, to provide voting instructions to the Participating Insurance Companies as to how the Accounts should vote the shares of the Funds on the proposal to be considered at the Meeting. The Participating Insurance Companies have agreed to solicit the Contract Owners, and to vote at the Meeting or any adjournment or postponement of the Meeting, to the extent required, the shares of the Funds that are held in the Accounts in accordance with timely instructions received from the Contract Owners.
The Board requests that the Participating Insurance Companies and any other direct shareholders of a Fund vote their shares by completing the enclosed proxy card. If you are a Contract Owner, the Participating Insurance Companies request that you provide voting instructions by completing the enclosed voting instruction card .
THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

By order of the Board of Trustees,

/s/ Jeffrey H. Kupor
Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary
November 16, 2020
IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING VIRTUALLY OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION CARD (S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD (S)/VOTING INSTRUCTION CARD (S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy card/voting instruction card you may have submitted. Merely attending the Meeting, however, will not revoke a previously submitted proxy card/voting instruction card .

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s)/voting instruction card (s) or record your vote by telephone or via the internet promptly.
Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card (s)/voting instruction card(s), or vote by telephone or the internet today.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 22, 2021
INTRODUCTION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco V.I. American Franchise Fund and Invesco V.I. Technology Fund (each, a “Fund,” and together, the “Funds”), each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The proxies are to be voted at a Special Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held over the internet in a virtual meeting format, on January 22, 2021, at 2:00 p.m. Central Time. The approximate mailing date of this Proxy Statement and accompanying proxy card(s) /voting instruction card(s) is on or about November 16, 2020.
Shares of each Fund are generally sold only to separate accounts (the “Accounts”) of various insurance companies (the “Participating Insurance Companies”) to fund the benefits of variable annuity and/or variable life insurance policies (“Variable Contracts”). The Accounts may invest in shares of a Fund in accordance with allocation instructions received from owners of the Variable Contracts (“Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Variable Contracts, are further described in the applicable Variable Contract prospectus. Individual Contract Owners are not the shareholders of record of a Fund. Rather, the Accounts are the shareholders of record of a Fund. Except as otherwise may be provided by applicable law, the Contract Owners have the right, and are being asked, to provide voting instructions to the Participating Insurance Companies as to how the Accounts should vote the shares of the Funds on the proposal to be considered at the Meeting. The Participating Insurance Companies have agreed to solicit the Contract Owners, and to vote at the Meeting or any adjournment or postponement of the Meeting, to the extent required, the shares of the Funds that are held in the Accounts in accordance with timely instructions received from the Contract Owners. This Proxy Statement is provided to Contract Owners entitled to give voting instructions. This Proxy Statement contains information that a Contract Owner should know before providing voting instructions on the proposals that are described herein.
For purposes of this Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Contract Owners and to Accounts and Participating Insurance Companies, as direct owners of shares of the Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.
The Board has fixed October 26, 2020 as the record date (the “Record Date”) for the determination of holders of shares of each Fund entitled to vote at the Meeting. Shareholders of record of any class of a Fund, as of the close of business on the Record Date, are entitled to vote their respective shares at the Meeting. A list of the Funds, along with the number of shares outstanding for each class of each Fund on the Record Date can be found in Annex A. Each share of a Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).
If you have any questions about the information set forth in this Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.
Important Notice Regarding the Availability of Proxy Materials for the Meeting
This Proxy Statement and a copy of the proxy card(s)/voting instruction card (s) (together, the “Proxy Materials”) are available at https://www.proxy-direct.com/inv-31722 . The Proxy Materials will be available on the internet through the day of the Meeting.
We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should contact their Fund by calling 1-800-959-4246 or by writing to their Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

The Proposal
The purpose of the Meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Board has unanimously approved the Proposal and recommends that shareholders of each Fund vote in favor of the Proposal.

Proposal
1.	To approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.
Voting at the Meeting
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Funds’ shareholders, employees and community, the Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Meeting online by visiting http://www.meetingcenter.io/207184561 . To participate in the Meeting, shareholders will need to follow the instructions included herein. The password for the Meeting is INV2020 . The Meeting will begin promptly at 2:00 p.m. Central Time. The Funds encourage you to access the Meeting prior to the start time leaving ample time for the check in.  If you experience technical difficulties prior to or during the Meeting, you may call 1-866-774-4940 for technical assistance. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Funds will be able to participate in the Meeting.  If you plan to attend the Meeting virtually, please notify us at 1-800-952-3502.
You may contact the Funds at 1-866-774-4940 to obtain information about attending the Meeting virtually.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL.
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

QUESTIONS ABOUT THE PROPOSAL
What will these changes do if approved?
Shareholders of the Funds are being asked to approve changing each Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”).  The changes will give each of the Funds the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. However, shareholders should note that if the changes in the Funds’ sub-classifications to “non-diversified” are approved, the Funds’ risk profiles may increase (for additional information, see "PROPOSAL" below) .
Why are shareholders being asked to approve these changes?
As explained more fully below, each Fund is sub-classified as a diversified fund and has declared a fundamental policy of being diversified, which may not be changed or eliminated without shareholder approval. A diversified fund must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets. However, for the past several years, each Fund has had a high concentration of investments that are greater than 5% of the Fund’s assets in any one issuer, which, at times, has resulted in the Fund having had to trim positions or limit new investments . The Board recommends that the Funds be reclassified as “non-diversified” funds. As non-diversified funds, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. The Funds’ portfolio managers believe that the proposed change will allow the Funds to better implement their investment strategies and remain compliant with the limits of the 1940 Act.
VOTING PROCEDURES
How do I vote?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so.
If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Board, and in accordance with the judgment of your proxy on other matters.
With respect to Contract Owners that are submitting voting instruction cards , voting instruction cards that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. If you simply sign the voting instruction card without otherwise completing it, the shares will be voted “FOR” the Reorganization. If you do not return a voting instruction card at all, your shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts of your insurance company . The effect of this proportional voting is that Contract Owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Contract Owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company.
Proxies marked “ ABSTAIN ” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal. There is no cumulative voting with respect to any matter. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company. To provide voting instructions, you may simply complete, sign and return the enclosed voting instruction card or provide voting instructions by telephone or through a website established for that purpose as provided by your Participating Insurance Company.
Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.
How do I vote by telephone or the internet?
You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card/voting instruction card accompanying your Proxy Statement.
May I revoke my vote?
If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.

•	You may deliver a written notice to your Trust stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.

•	You may call the telephone number or visit the website that appears on your proxy card.

•	You may provide written notice of the death or incapacity of the maker of the proxy to your Trust.
•	You may vote at the Meeting online via live webcast by following the instructions herein and on your proxy card .
If you are a Contract Owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, or by signing and forwarding to the Participating Insurance Company later-dated voting instructions. You may also attend the Meeting. Contract Owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING
Will any other matters be voted on at the Meeting?

Management is not aware of any matters to be presented at the Meeting other than the Proposal discussed in this Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting virtually or by proxy. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.
As noted above, shares of the Funds are generally offered only to Participating Insurance Company Accounts as investment options under their Variable Contracts. Accordingly, as of the Record Date, shares of each Fund were only held by such Accounts. Contract Owners have the right to instruct their Participating Insurance Company on how to vote the shares attributable to their Variable Contracts, as described more fully above.
The rules of the SEC require disclosure of the effect of “broker non-votes.” A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. As described above, each Account, as the shareholder of record of a Fund’s shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, we do not anticipate receiving any broker non-votes.
Could there be an adjournment of the Meeting?
If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to the Proposal scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.
A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve the Proposal?
Approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of a Fund. Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” the Proposal because approval of the Proposal requires the affirmative vote of a percentage of a Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities. An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund, as applicable.
How will proxies be solicited and who will pay?
The Trust has retained Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation is currently estimated to be in the aggregate approximately $ 105,740 . The Trust expects to solicit proxies principally by mail, but the Trust or Computershare may also solicit proxies by telephone, facsimile, internet or personal interview. The Trust’s officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Funds, except that with respect to Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco Advisers, Inc. (the “Adviser”) may bear indirectly some or all of the proxy solicitation costs as a result of an expense limitation arrangement in place between the Adviser and the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent to the Funds and by dealers or their representatives.
How may a shareholder proposal be submitted?
As a general matter, the Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the respective Fund at Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Proposals must be received a reasonable time before the Funds begin to print and send their proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Funds’ Bylaws, which are available upon request.

FUND SERVICE PROVIDERS
Investment Adviser of the Funds
The investment adviser for each Fund is Invesco Advisers, Inc. The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers of the Funds
The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd., Invesco Capital Management, LLC, Invesco Asset Management (India) Pvt. Ltd. and, only with respect to the Invesco Oppenheimer V.I. Capital Appreciation Fund, OppenheimerFunds, Inc. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Ltd.
Perpetual Park Drive
Henley-on-Thames
Oxfordshire RG9 1HH
United Kingdom

Invesco Asset Management (Japan) Limited
Roppongi Hills Mori Tower 14F
6-10-1 Roppongi
Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited
41/F Champion Tower
3 Garden Road, Central
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas 26F
New York, NY 10036

Invesco Canada Ltd.
5140 Yonge Street Suite 800
Toronto, Ontario Canada M2N 6X7

Invesco Capital Management, LLC
3500 Lacey Road Suite 700
Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited
2101-A, A Wing, 21st Floor, Marathon Futurex,
N. M. Joshi Marg, Lower Parel,
Mumbai, Maharashtra, India, 400 013

OppenheimerFunds, Inc.
225 Liberty Street
New York, NY 10281

Other Service Providers of the Funds
Administrative Services
Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund, which are not required to be performed by the Adviser under its investment advisory agreement. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Fund. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.
Principal Underwriter
The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.
Custodian and Transfer Agent
The custodian for each Fund is State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for each Fund is Invesco Investment Services, Inc. located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd.
PROPOSAL
TO APPROVE CHANGING EACH FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND APPROVE THE ELIMINATION OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION.
The Funds are currently sub-classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, the Funds are limited as to the amount they may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.
In addition, each Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), which states:
The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions") . In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
If shareholders approve changing each Fund’s sub-classification from diversified to non-diversified, this corresponding fundamental investment restriction will be eliminated.
If the Proposal is approved by shareholders, the Funds will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Funds’ current fundamental investment restrictions on diversification. Although each Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the Proposal, each Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” As such, each Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of each Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

The asset classes in which the Funds invest have experienced fundamental changes that have made it difficult for the Funds to pursue their existing investment strategies while maintaining their 1940 Act diversification status. Over the course of the last ten years, the Funds’ asset classes have become increasingly dominated by certain large companies and the significant outperformance of some of these companies, which has resulted in a higher level of concentration of these companies in each Fund’s asset class. In other words, these companies now represent a large percentage of the investment universes in which the Funds invest.
Due to these structural changes to the Funds’ investment universes, the Funds are not able to take as large of positions in these companies as the respective portfolio management teams believe to be beneficial for the Fund’s portfolio because the Funds are limited in doing so to maintain their diversified status. (For a diversified fund, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the fund’s assets.) Thus, changing each Fund’s sub-classification to non-diversified would provide each Fund with the flexibility to pursue its investment strategy given that the Adviser believes the high level of concentration in each Fund’s asset class will remain for the foreseeable future.
However, shareholders should note that if the changes in the Funds’ sub-classifications to “non-diversified” are approved, the Funds’ risk profiles may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if the Proposal is approved on behalf of the Funds, the Funds would be subject to greater risk than they currently are subject to as diversified funds.
The Board considered the recommendations of the Adviser to change the Funds’ sub-classifications under the 1940 Act to non-diversified and to eliminate the Funds’ related fundamental investment restrictions. The Board considered all relevant factors, including the potential impact of the Proposal on the Funds and their risk profiles and the estimated costs associated with seeking shareholder approval of the proposed change for each Fund . Following its consideration of these matters, the Board unanimously approved the proposed change in each Fund’s sub-classification to “non-diversified” and the elimination of each Fund’s related fundamental investment restriction. It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Funds’ Prospectuses and Statements of Additional Information.
If the Proposal is not approved by shareholders of the Funds, the Funds will continue to operate as diversified funds, as defined under the 1940 Act, and each Fund’s related fundamental investment restriction on diversification will remain in effect.
THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE FUNDS’ SUB-CLASSIFICATIONS FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND AND ELIMINATING THE RELATED FUNDAMENTAL INVESTMENT RESTRICTIONS

OTHER INFORMATION
Principal Shareholders of the Funds
The persons who, as of October 26, 2020, held of record 5% or more of any class of the Funds’ shares are set forth in Annex B. To the knowledge of the Funds, no other persons own, directly or beneficially, 5% or more of any class of the Funds’ shares.
General
Management does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for either Fund may necessitate adjournment and may subject such Fund to additional expense.
If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card(s)/voting instruction card (s), for which no postage is required if mailed in the United States, or record your vote by telephone or via the internet promptly.

/s/ Jeffrey H. Kupor
Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

November 16, 2020

ANNEX A

SHARES OUTSTANDING
The following table sets forth the number of shares of each class of each Fund outstanding and entitled to vote at the Special Meeting of Shareholders to be held over the internet in a virtual meeting format on January 22, 2021, at 2:00 p.m. Central Time.
Invesco Oppenheimer V.I. Capital Appreciation Fund

Class	Shares Outstanding(1)
Series I	9,167,874.10
Series II	3,172,808.91
(1)  As of October 26, 2020.

Invesco V.I. American Franchise Fund

Class	Shares Outstanding(1)
Series I	6,959,756.96
Series II	2,561,239.23
(1)  As of October 26, 2020.

Invesco V.I. Technology Fund

Class	Shares Outstanding(1)
Series I	5,133,389.00
Series II	395,027.08
(1)  As of October 26, 2020.

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*
As of October 26, 2020, the following record owners of shares of each Fund held, directly or beneficially, 5% or more of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding **
Invesco Oppenheimer V.I. Capital Appreciation Fund
	Series I	MASS MUTUAL LIFE INSURANCE CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	1,302,278.71	14.20%
	Series I	MASS MUTUAL LIFE INSURANCE CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	1,301,744.84	14.19%
	Series I	MASS MUTUAL LIFE INSURANCE CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	594,555.62	6.48%
	Series I	MASS MUTUAL LIFE INSURANCE CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	581,108.02	6.33%
	Series I	GENWORTH LIFE & ANNUITY INSURANCE CO. 6620 WEST BROAD ST. BLDG 2 RICHMOND, VA 23230-1721	527,818.55	5.75%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding **
	Series I	MASS MUTUAL LIFE INSURANCE CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	481,701.55	5.25%
	Series II	PROTECTIVE LIFE INSURANCE CO. 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM, AL 35202-2606	1,063,266.79	33.51%
	Series II	TALCOTT RESOLUTION LIFE & ANNUITY INSURANCE CO. SEPARATE ACCT PO BOX 5051 HARTFORD, CT 06102-5051	396,143.31	12.48%
	Series II	ALLSTATE LIFE INSURANCE CO. ALLSTATE ADVISOR 5801 SOUTHWEST 6TH AVENUE TOPEKA, KS 66636-0001	240,883.67	7.59%
	Series II	TALCOTT RESOLUTION LIFE INSURANCE CO. SEPARATE ACCT PO BOX 5051 HARTFORD, CT 06102-5051	233,901.81	7.37%
	Series II	DELAWARE LIFE INSURANCE CO. 1601 TRAPELO ROAD STE 30 WALTHAM, MA 02451-7360	229,553.48	7.23%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding **
	Series II	RIVERSOURCE LIFE INSURANCE CO. 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474-0002	172,203.25	5.42%
Invesco V.I. American Franchise Fund
	Series I	VOYA RETIREMENT INSURANCE & ANNUITY CO. 1 ORANGE WAY B3N WINDSOR, CT 06095-4773	682,459.85	9.80%
	Series I	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD, CT 06102-5051	561,339.37	8.06%
	Series I	ALLSTATE LIFE INSURANCE CO. GLAC PROPRIETARY FINANCIAL CONTROL UNIT PO BOX 94210 PALATINE, IL 60094-4210	479,431.65	6.88%
	Series I	LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCT 1300 CLINTON ST. MAIL STOP 4C01 FORT WAYNE, IN 46802-3506	414,365.95	5.95%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding **
Series I	IDS LIFE INSURANCE CO. 222 AXP FINANCIAL CTR MINNEAPOLIS, MN 55474-0002	405,684.59	5.82%
Series I	ALLSTATE LIFE INSURANCE CO. ATTN: FINANCIAL CONTROL- CIGNA PO BOX 94210 PALATINE, IL 60094-4210	394,222.43	5.66%
Series I	ALLSTATE LIFE INSURANCE CO. PO BOX 94210 PALATINE, IL 60094-4210	377,426.04	5.42%
Series II	IDS LIFE INSURANCE CO. 222 AXP FINANCIAL CTR MINNEAPOLIS, MN 55474-0002	881,508.57	34.41%
Series II	ANCHOR NATIONAL LIFE INSURANCE CO. VARIABLE SEPARATE ACCT & VARIABLE ANNUITY ACCT 2727-A ALLEN PARKWAY, 4-D1 ATTN: VARIABLE ANNUITY ACCOUNTING HOUSTON, TX 77019-2107	725,504.14	28.32%
Invesco. V.I. Technology Fund

Fund	Class of Shares	Name and Address of Holder	Amount of Shares owned	Percentage of Shares Outstanding **
	Series I	IDS LIFE INSURANCE CO. 222 AXP FINANCIAL CTR MINNEAPOLIS, MN 55474-0002	1,502,240.41	29.26%***
	Series I	PRUDENTIAL ANNUITIES LIFE ASSURANCE ATTN: SEPARATE ACCTS TRADE CONFIRMS PO BOX 883 1 CORPORATE DR SHELTON, CT 06484	740,651.62	14.42%
	Series I	MASS MUTUAL LIFE INS CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	466,475.79	9.08%
	Series I	JEFFERSON NATIONAL LIFE INSURANCE 10350 ORMSBY PARK PLACE STE 600 LOUISVILLE, KY 40223-6175	291,993.28	5.68%
	Series II	MASS MUTUAL LIFE INSURANCE CO. 1295 STATE ST. SPRINGFIELD, MA 01111-0001	393,978.85	99.73%
*	As of October 26, 2020, to the knowledge of the Fund’s management, the trustees and officers of the Funds owned, as a group, less than 1% of all outstanding shares of all classes of each Fund.
**	The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.
***	As of October 26, 2020, IDS Life Insurance Co. beneficially owns 27.17% of the outstanding voting securities of the Fund.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following website
http://www.meetingcenter.io/207184561
on January 22, 2021 at 2:00 p.m. Central Time. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for the Meeting is INV2020.

Please detach at perforation before mailing.

Invesco

INVESCO FUNDS (the "Funds")
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the "Board")
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2021

The undersigned, revoking prior proxies, hereby appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Elizabeth Nelson, Taylor V. Edwards and Emily Ast, each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Funds to be held via virtual meeting on January 22, 2021 at 2:00 p.m. Central Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, http://www.meetingcenter.io/207184561 on January 22, 2021, prior to 2:00 p.m., Central Time, and enter the 14-digit control number from the shaded box. The Password for the Meeting is INV2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to Meeting attendance.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_31722_102920

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 22, 2021
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-31722

FUNDS	FUNDS	FUNDS
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Technology Fund

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board unanimously recommends voting "FOR" the Proposal.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

A Proposal

	FOR	AGAINST	ABSTAIN
01 Invesco Oppenheimer V.I. Capital Appreciation Fund	☐	☐	☐
02 Invesco V.I. American Franchise Fund	☐	☐	☐
03 Invesco V.I. Technology Fund	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX INV1 31722 M XXXXXXXX

EVERY VOTE IS IMPORTANT!
VOTE THIS VOTING INSTRUCTION CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your Voting Instruction Card and
return it in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following website
http://www.meetingcenter.io/207184561
on January 22,2021 at 2:00 p.m. Central Time.
To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for the Meeting is INV2020.

Please detach at perforation before mailing.

Invesco

INVESCO FUNDS (the "Funds")
VOTING INSTRUCTION SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the "Board")
VOTING INSTRUCTION FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2021

[INSURANCE COMPANY NAME DROP-IN]
The undersigned, revoking prior voting instruction cards, hereby appoints the above-named insurance company (the "Insurance Company") to vote all shares of the Fund(s) listed on the reverse side in which. the undersigned had an interest as a contract owner on the record date at the Special Meeting of Shareholders of the Funds to be held via virtual meeting on January 22, 2021 at 2:00 p.m. Central Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, http://www.meetingcenter.io/207184561 on January 22, 2021, prior to 2:00 p.m., Central Time, and enter the 14-digit control number from the shaded box. The Password for the Meeting is INV2020. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to Meeting attendance.

IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, DEPENDING ON YOUR SEPARATE ACCOUNT, THE INSURANCE COMPANY WILL VOTE ALL SHARES OF THE FUND(S) ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTES OF CONTRACT OWNERS ALLOCATING ASSETS TO SUCH FUND(S) FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED BY THE INSURANCE COMPANY.

IF THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your Voting Instruction Card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

INV_31722_102920_VI

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY VOTE IS IMPORTANT!
VOTE THIS VOTING INSTRUCTION CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 22, 2021
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-31722

FUNDS	FUNDS	FUNDS
Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Technology Fund

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board unanimously recommends voting "FOR" the Proposal.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X

A Proposal

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Invesco Oppenheimer V.I. Capital Appreciation Fund	☐	☐	☐	02 Invesco V.I. American Franchise Fund	☐	☐	☐
03 Invesco V.I. Technology Fund	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX INV2 31722 M XXXXXXXX